Exhibit 10

                                ESCROW AGREEMENT

THIS AGREEMENT is made as of the 30th day of June, 2011 by and between ARMADA SPORTS & ENTERTAINMENT, INC., having an office at 254 Ronald Reagan Blvd Suite 134, Longwood, Florida 32750, and whose facsimile number is 866-773-8630, (the "Company") and LANIGAN & LANIGAN, PL, ATTORNEYS AT LAW, having an office at 831 West Morse Blvd, Winter Park, Florida 32789, and whose facsimile number is
407.740.6812 (the "Escrow Agent").

W I T N E S S E T H:

WHEREAS, the Company is in the business of conducting golf tournaments entitled THE GOLF CHAMPIONSHIPS, (individually a "Tournament, " and collectively, the "Tournaments"); and

WHEREAS, the Company desires to have all entry fees and sponsorship/advertiser revenue and receipts deposited directly to an escrow account at Bank Of America, Orlando, Florida in connection with such Tournaments with the Escrow Agent, which shall be disbursed by the Escrow Agent to the participants in such Tournaments pursuant to the Company's written instructions as to the recipients of such funds in accordance with the results of the Tournaments.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

TERMS OF THE ESCROW

1.1 The Company shall direct that all entry and sponsorship/advertiser funds (the "Escrow Funds") shall be directly deposited by the entrant or sponsor/advertiser to the escrow bank account managed by the escrow holder. No funds will be received by the Company into any other account. In the event that the entrant sends the funds to the Company inadvertently or otherwise, the funds shall immediately be deposited into the escrow account within one banking day or returned to the entrant. Entry fees and all other sponsorship/advertiser funds payable to the Company shall be bank wired to the escrow account pursuant to the instructions from the escrow holder.

Funds held in the escrow account will not be released to the Company unless and until the tournament for which the funds were received is conducted. In the event the tournament is not conducted by the Company, then the escrow holder is irrevocably instructed to immediately refund the funds to the entrant or sponsor/advertiser who deposited the funds, who is of record by the escrow holder.

Not less than five (5) business days prior the commencement of the Tournament, the escrow holder will certify in writing that the funds for the tournament purse has been designated for the purse payment for that tournament. Such certification shall be posted on the website of the Company for verification. Purse payments will be made within 10 days of the conclusion of the event.

On the first day of the event, the escrow holder will release and disburse all sponsorship/advertiser funds to the Company received by the escrow holder.
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1.2 Upon the conclusion of a Tournament, the Company shall promptly send to the
Escrow Agent a notice containing the amount of each disbursement and the recipient's name and address. The Company shall certify to the Escrow Agent that the disbursements are in accordance with the results of the Tournament. The Escrow Agent shall then disburse the Escrow Funds in accordance with such instructions as provided herein. The parties intend that:

(a) the Company shall prepare the envelopes and the checks for disbursement to the recipients from the Escrow Fund
(b) the Company shall forward such checks to the Escrow Agent for review and countersignature and
(c)  the Escrow Agent shall thereafter forward the checks to the recipients.

Upon the conclusion of the tournament and the disbursement of prize monies to the recipients as defined hereunder, the escrow holder shall disburse any remaining balance to the Company immediately by bank transfer.

The escrow holder is instructed to remit to the Company all interest earned on funds deposited into the escrow account on a monthly basis as requested by the Company. The interest on deposited funds are the sole exclusive property of the Company.

1.3 This Agreement may be altered or amended only with the consent of all of the parties hereto. The Escrow Agent may resign as Escrow Agent by delivering to the Company thirty days advance written notice. In the case of the Escrow Agent's resignation, its only duty, until receipt of notice from the Company that a successor escrow agent shall have been appointed, shall be to hold and preserve the Escrow Funds. Upon receipt by of written notice of appointment and acceptance a successor escrow agent, the name of a successor escrow account and a direction to transfer the Escrow Funds, the Escrow Agent shall promptly thereafter transfer all of the Escrow Funds to said successor escrow agent and provide proof of such transfer to the Company. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or any other party after notice of resignation shall have been given, other than the written notice of appointment and acceptance a successor escrow agent, the name of a successor escrow account and a direction to transfer the Escrow Funds.

1.4 The Escrow Agent shall be reimbursed by the Company for any reasonable expenses incurred in connection with this Agreement.

1.5 The Escrow Agent in its capacity as such has no liability hereunder to the Company or any other party other than to hold the Escrow Funds and to disburse the Escrow Funds in accordance with the Company's instructions. Nothing contained herein shall require the Escrow Agent to independently verify the results of a Tournament or to take instructions from any party other than the Company. The Escrow Agent's sole responsibility hereunder shall be to disburse the Escrow Funds in accordance with the Company's instructions as set forth above in paragraphs 1.1 and 1.2. The Company hereby agrees to indemnify and hold harmless the Escrow Agent in its capacity as such from and with respect to any costs and expenses (including attorneys fees), suits, claims, actions or liabilities arising in any manner or form out of the transactions set forth above in paragraphs 1.1 and 1.2, including the obligation to defend any legal action brought that in any manner or form arises out of or is related to this Agreement.

1.6 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the

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Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, except for fraud or willful misconduct. Any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorney shall be evidence of such good faith.

1.7 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any party hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to the Company or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

1.8 The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

1.9 If the Escrow Agent reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

1.10 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone, all or any part of said Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State of Florida and the County of Orange in accordance with the applicable procedure therefore.

ARTICLE II

MISCELLANEOUS

2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

2.2 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

2.3 This Agreement is the final expression of, and contains the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified,

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changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.4 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same.

2.5 This Agreement is entered into between the Company and the Escrow Agent for the exclusive benefit of the Company and the depositors as referenced herein. This Agreement is expressly not intended for the benefit of any creditor of the Company or any other person. No such creditor or third party shall have any rights under this Agreement.

2.6 All notices and other communications provided for in this Agreement shall be in writing, duly signed by the party giving such notice, or its counsel, and shall be delivered in person, sent by overnight courier service, faxed during regular business hours on a business day at the place of destination, or mailed by certified mail, return receipt requested, as follows:

(a)  If given to the Company, at the address set forth above.
(b)  If given to the Escrow Agent, at the address set forth above.

All such notices shall be deemed to have been given (i) upon delivery, if in person; (ii) on the business day after deposit with an overnight courier service, or (iii) on the fifth business day after having been sent by certified mail, postage prepaid, return receipt requested; or (iv) upon transmission, if sent by facsimile (provided that a confirmation copy is sent in the manner provided in clauses (ii) or (iii) on the date of such transmission and, if notice is received by facsimile after 5:00 p.m. on a business day at the place of receipt, it shall be effective as of the following business day).

2.7 This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Florida and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. Any suit, action or other proceeding arising out of, or relating to, this Agreement or any of the transactions contemplated hereby shall be brought in a court of competent jurisdiction in Orlando, Florida, located in Orange County. Each of the parties hereby irrevocably submits itself to the exclusive jurisdiction of any Florida State or Federal court sitting in the County of Orange, for the purposes of any suit, action or other proceeding arising out of, or relating to, this Agreement or any of the transactions contemplated hereby and each of the parties hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such Florida State or Federal court. Each of the parties hereby waives, and agrees not to assert, to the maximum extent permitted by law, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts.

2.8 This Agreement may be signed and delivered in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. The execution of this Agreement may be evidenced by a facsimile or an electronically transmitted signature.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the
30th day of June, 2011.


ARMADA SPORTS &ENTERTAINMENT, INC. DBA THE GOLF CHAMPIONSHIPS


By: /s/ R. Thomas Kidd
    -----------------------------------
Name:  R. Thomas Kidd
Title: Chief Executive Officer


LANIGAN & LANIGAN, PL
ATTORNEYS AT LAW


BY: /s/ Eva A. Lanigan
    -----------------------------------

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